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                                                                 Exhibit 10.9(d)



                       THIRD AMENDMENT TO LEASE AGREEMENT
                SPECTRA OFFICE BUILDING II - EXPANSION ON LEVEL I


THIS THIRD AMENDMENT to Lease Agreement is made the 19th day of September 1996, by and between Spectra Development Company, (the "Lessor")

                                      A N D

The NOMOS Corporation, (the "Lessee").

                                     RECITAL
                                     -------

Lessee has leased 17,489 square feet of Rentable Area in the Spectra Office Building II under a Lease Agreement dated August 18, 1994 (the "Lease Agreement") and an additional 839 square feet of Rentable Area under an Amendment to the Lease dated April 10, 1996, ("the First Amendment"), and an additional 1,275 square feet of Rentable Area under an Amendment to the Lease dated June 25, 1996, ("the Second Amendment").

NOW THEREFORE, intending to be legally bound hereby, and for good and valuable consideration, the parties agree to amend the Lease Agreements follows:

1) The Recital set forth above are incorporated herein and made a part hereof.

2) During the Effective Term of this Third Amendment to Lease Agreement ("Third Amendment"), the Lease Agreement shall be amended as follows:

         a) Section 1.01 of the Lease Agreement is hereby amended to include that certain 330 square feet of rentable area, as defined in Exhibit "I", attached hereto and made a part hereof.

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         b) Section 1.02 of the Lease Agreement is hereby amended to provide that Rentable Area is increased by 330 rentable square feet for the term of this Third Amendment.

         c) Section 2.01(j) of the Lease Agreement is hereby amended to provide that the Lessee's Percentage of Operating Expense is increased by 1.04% for the term of this Third Amendment.

         d) Section 2.01(k) of the Lease Agreement is to provide that Lessee's Percentage of Taxes is increased by 1.04% for the term of this Third Amendment.

         e) Section 4.01 of the Lease Agreement is hereby amended to provide that the monthly rental is increased by $495.00 for the term of this Third Amendment.

3) The Effective Term of this Third Amendment shall be as follows:

         a) The Effective Term shall commence on NOVEMBER 20, 1996 and terminate 60 months from this commencement date of this Third Amendment. Effective date for commencement of rent shall be November 20, 1996.

4) Section 5.02 of the Lease Agreement is hereby amended to provide that the Lessee shall pay an increase of 1.04% of the excess of Taxes and Operating Expense from the Base Year as Additional Rent for the term of this Third Amendment.

5) Section 9.01 shall be amended to provide that all Rent shall be payable to the Lessor or its agents at the address of Spectra Development Company at 2591 Wexford Bayne Road, Sewickley, PA 15143.


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6) Upon termination of the Effective term hereof, all of the terms and conditions of this Second Amendment shall be null and void and the terms and conditions of the Lease Agreement, (as amended by other instruments, if any) shall be in full force and effect.

7) Lessor and Lessee do hereby ratify all other terms and conditions set forth in the Lease Agreement which are not affected hereby and do hereby acknowledge, agree, and affirm that all of the other terms and conditions of the Lease Agreement are in full force and effect, except as specifically modified hereby.

         IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

WITNESS:                                SPECTRA DEVELOPMENT CO.


/s/ Susan A. Majeski                    By: /s/ Gary A. Sippel
----------------------------------      ----------------------------------------
                                           Gary A. Sippel




WITNESS:                                NOMOS CORPORATION


/s/ [Illegible]                         By: /s/ Robert L. Graham       10/13/96
----------------------------------      ---------------------------------------


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                                   EXHIBIT "I"
                                  [FLOOR PLAN]